UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

VISTEON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Annual meeting of Stockholders to be held on June 10, 2009

VISTEON CORPORATION
Meeting Information

Meeting Type:	Annual
For holders as of:	04/20/09

Date:	06/10/09 Time: 11:00 a.m., EDT

Location:	Hotel Du Pont 11th and Market Streets Wilmington, Delaware 19801
For directions to the meeting, please see Appendix B to the Proxy Statement
You are receiving this communication because you hold shares in Visteon Corporation and materials relating to the Annual Meeting of Stockholders are now available.
This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

2009 Notice of Annual Meeting, Proxy Statement and Proxy Card 2008 Annual Report

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BYTELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/27/09.
How To Vote

Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the listed nominees in Proposal 1 and a vote FOR Proposal 2.

1.	Elect ten directors to the Board of Directors.

Nominees:

01) William H. Gray, III 06) Charles L. Schaffer
02)   Steven K. Hamp      07)  Donald J. Stebbins
03)   Patricia L. Higgins   08)  Richard J. Taggart
04)   Karl J. Krapek         09)  James D. Thornton
05)   Alex J. Mandl          10)  Kenneth B. Woodrow

2.	Ratify the appointment of PricewaterhouseCoopers LLP as Visteon’s independent registered public accounting firm for fiscal year 2009.

The Board of Directors recommends votes AGAINST Proposals 3 and 4

3.	If presented, consideration of a stockholder proposal regarding majority voting.

4.	If presented, consideration of a stockholder proposal regarding the ability of a stockholder to call special meetings.

This Notice also constitutes notice of the 2009 Annual Meeting of Stockholders. The proxies are authorized to vote, in their discretion, for a substitute should any director nominee become unavailable for election and upon such other business as may properly come before the meeting.